Acquisition of Xcite Interactive, Inc.	12 Months Ended
Dec. 31, 2021
Acquisition of Xcite Interactive, Inc. Disclosure [Abstract]
ACQUISITION OF XCITE INTERACTIVE, INC.
9.	ACQUISITION OF XCITE INTERACTIVE, INC.

A) Summary of the Acquisition

On June 3, 2021, the Company closed its acquisition of all the issued and outstanding common shares of Xcite Interactive Inc. (“Xcite”) in exchange for common shares of the Company. Pursuant to the terms of the acquisition, the Company acquired all the issued and outstanding Xcite common shares in consideration for the issuance of 0.3510 of a common shares of the Company for each Xcite common share. The Company issued a total of 1,506,903 common shares with a fair value of $10.7 million, based on the June 3, 2021 closing share price of $6.76. The Company issued an additional 43,746 shares on July 26, 2021, related to the Payment Protection Program (PPP) loan escrow account that was included in the Xcite debt at the time of the acquisition. The Company is also committed to issue an additional 443,646 shares of common stock to Xcite 15 months after the close date if certain achievements are met. In addition, $109,360 of cash was awarded to non-accredited investors of Xcite on June 3, 2021, and additional $2,865 on July 26, 2021.

The acquisition was accounted for using the acquisition method pursuant to IFRS 3, “Business Combinations”. Under the acquisition method, assets and liabilities are measured at their estimated fair value on the date of acquisition with the exception of income tax, stock-based compensation, lease liabilities and ROU assets. The total consideration was allocated to the tangible and intangible assets acquired and liabilities assumed.

The preliminary purchase price allocation is based on management’s best estimate of the assets acquired and liabilities assumed. Upon finalizing the value of net assets acquired and liabilities assumed, adjustments to initial estimates, including goodwill and intangibles, may be required. The following table summarizes the details of the consideration and the recognized amounts of assets acquired and liabilities assumed at the date of the acquisition.

B) Consideration

Common shares	$12,890,029
Cash	112,225
Working capital adjustment	(163,902)
PPP shares	346,031
Total Consideration	$13,184,383

Identifiable Assets Acquired and Liabilities Assumed
Cash	$27,124
Accounts Receivable	37,719
Property, Plant and Equipment	34,496
Intangible Assets	7,140,000
Other Assets	12,409
Accounts Payable and Accrued Liabilities	(524,853)
Other Liabilities	(123,171)
Total Identifiable Assets	$6,603,724

Goodwill	$6,580,659

Goodwill recognized is attributable to the synergies expected to be achieved. Goodwill is not deductible for tax purposes.

C) Revenue and Profit Contribution

The acquired business contributed revenues of $760,813 for the period from June 3, 2021 through December 31, 2021. If the acquisition occurred on January 1, 2021, management estimates that revenue would have increased by $600,000 and net loss would have been increased by approximately $1,000,000, respectively.